INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 30, 2019 TO THE PROSPECTUS

DATED DECEMBER 28, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Fundamental High Yield® Corporate Bond ETF (PHB)

Invesco Fundamental Investment Grade Corporate Bond ETF (PFIG)

(each, a “Fund” and collectively, the “Funds”)

Effective May 31, 2019, each Fund’s Summary Prospectus and Prospectus are revised as follows:

1)

For Invesco Fundamental High Yield® Corporate Bond ETF, the first paragraph under the section titled “Principal Investment Strategies” on page 1 of the Fund’s Summary Prospectus and beginning on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund generally will invest at least 80% of its total assets in securities that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar-denominated high yield corporate bonds that are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (“RA” or the “Index Provider”) or its agent compiles and calculates the Underlying Index. The Underlying Index selects and weights securities based on the Fundamental Index® approach developed by RA that uses four fundamental factors of company size: book value of assets, sales, dividends and cash flow. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Underlying Index. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

2)

For Invesco Fundamental Investment Grade Corporate Bond ETF, the first paragraph under the section titled “Principal Investment Strategies” beginning on page 1 of the Summary Prospectus and beginning on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund generally will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is comprised of U.S. dollar denominated investment grade corporate bonds which are SEC-registered securities or Rule 144A securities with registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Strictly in accordance with its guidelines and mandated procedures, Research Affiliates, LLC (“RA” or the “Index Provider”) or its agent compiles and calculates the Underlying Index. The Underlying Index selects and weights securities based on the Fundamental Index® approach developed by RA that uses four fundamental factors of company size: book value of assets, sales, dividends and cash flows. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Underlying Index. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

3)	The third, fourth and fifth paragraphs under the section titled “Disclaimers – Research Affiliates” on pages 125-126 of the Prospectus are deleted in their entirety and replaced with the following:

The RAFI Bonds U.S. Investment Grade 1-10 Index and RAFI Bonds U.S. High Yield 1-10 Index are compiled and calculated by Research Affiliates, LLC or its agent (referred to herein together as “Research Affiliates”). All rights and interests in the RAFI Bonds U.S. Investment Grade 1-10 Index and the RAFI Bonds U.S. High Yield 1-10 Index vest in Research Affiliates. All rights in and to the Research Affiliates Fundamental Index® concept used in the calculation of the RAFI Bonds U.S. Investment Grade 1-10 Index and the RAFI Bonds U.S. High Yield 1-10 Index vest in Research Affiliates. The RAFI Bonds U.S. Investment Grade 1-10 Index and the RAFI Bonds U.S. High Yield 1-10 Index are not sponsored, endorsed, sold or promoted by Research Affiliates, and Research Affiliates makes no representation regarding the advisability of investing in such product(s). Research Affiliates does not make any warranties, express or implied, to any of their customers nor anyone else regarding the accuracy or completeness of any data related to the RAFI Bonds U.S. Investment Grade 1-10 Index or the RAFI Bonds U.S. High Yield 1-10 Index. All information is provided for information purposes only.

Research Affiliates does not accept any liability for any errors or any loss arising from the use of information in this publication.

RESEARCH AFFILIATES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, RESTATEMENTS, RECALCULATIONS, OR INTERRUPTIONS THEREIN. RESEARCH AFFILIATES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE SHARES OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. RESEARCH AFFILIATES DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RESEARCH AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF MATTERS RELATING TO THE USE OF THE UNDERLYING INDEXES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Please Retain This Supplement For Future Reference.

P-PS-TRUST II-PHB-PFIG-PROSUP-3 05302019